The O'Higgins Fund
                                                          1375 Anthony Wayne Dr.
                                                          Wayne PA. 19087

                                                          December 31, 1999


Dear Shareholder:

your Fund started 1999 at $11.05 per share. Results show that our netr asset value per share decreased to $8.79 ($8.36 plus the $0.43 dividend) which repre-sents a decrease in valus of about 20% this year.

Michael O'Higgins reports that "Although our long term US Treasury Zeros have had a very poor year, the outlook for these top quallity securities remains ex-tremely high. I say this because the spot price of gold declined again in 1999, as it has for the last four years in a row. In twenty-five of te last thirty-one years, the change in the spot price of an ounce of gold has correctly signl-ed the coming year's trend in long term interest rates. Following the five pre-vious occasions when gold has misled us, it got it right the following year.

In addition, long-term rates are ery high relative to inflation. Historically, rates on long-term US Treasury Bonds have averaged two percentage points above the inflation rate. Right now, they are four percentage points above the change in the CPI over the last year. If I am correct, and we grt back to more normal levels for long-term interest rates, ie. 2% plus inflation, shares in the O'Higgins Fund should appreciate by more than 60% over the next year or so."

Financial figures for the year ended December 31, 1999 are attached'



Respectfully submitted








Bernard B. Klawans
President

















                             THE O'HIGGINS FUND, INC.
              STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 1999


ASSETS:
 Investments, at value (cost $3,579,239)                             $2,822,604
 Receivables, interest                                                      161
                                                                     ----------
  TOTAL ASSETS                                                        2,822,765
                                                                     ----------
  NET ASSETS (equivalent to $ 8.36/sh based on 337,559 sh  of cap-
  ital stock outstanding, 100,000,000 authorized, $.001 par value)   $2,822,765
                                                                     ==========



COMPOSITION OF NET ASSETS: Shares of common stock                    $      338
 Paid in capital                                                      3,578,700
 Accumulated net investment income                                          362
 Net unrealized depreciation of investments                            (756,635)
                                                                     ----------
  NET ASSETS, December 31, 1999                                      $2,822,765
                                                                     ==========

                          STATEMENT OF OPERATIONS
                       Year Ended December 31, 1999

INVESTMENT INCOME: Amortization of zero coupon bonds                 $  170,264
 Interest earned                                                          8,880
 Other income                                                               402
                                                                     ----------
  TOTAL INVESTMENT INCOME                                               179,546

EXPENSES: Audit fee                                                       2,800
 Management fee                                                          27,848
 Officer and director expense                                             2,376
 Office expense                                                           5,998
 Registration and filing fees                                             1,760
                                                                     ----------
  TOTAL EXPENSES                                                         40,782
                                                                     ----------
  INVESTMENT INCOME, NET                                                138,764

NET CHANGE IN UNREALIZED DEPRECIATION OF INVESTMENTS                   (823,822)
                                                                     ----------
  NET LOSS ON INVESTMENTS:                                             (823,822)
                                                                     ----------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (685,058)
                                                                     ==========




                     See accompaning notes to financial statements

                           THE O'HIGGINS FUND, INC.
                           SCHEDULE OF INVESTMENTS
                        Year Ended December 31, 1999



                                                           Face
                                                          Amount       Value
                                                       ___________  ___________
U.S. GOVERNMENT OBLIGATIONS,   99.93%
 U.S. Treasury Bonds, stripped principal, due 2/15/27  $16,264,000  $ 2,820,788
                                                                    -----------
  TOTAL BONDS                    (Cost $3,577,423)                  $ 2,820,788
                                                                    -----------


SHORT TERM INVESTMENT:         0.06%
 Royal Bank Money Market 3.70%                               1,816        1,816
                                                                    -----------
  TOTAL SHORT TERM INVESTMENT    (Cost $    1,816)                  $     1,816
                                                                    -----------

   TOTAL INVESTMENTS                                                $ 1,822,604
                                                                    ===========


                       STATEMENT OF CHANGES IN NET ASSETS
      Period from January 30, 1998 (Date of Inception) to December 31, 1998
                        and Year Ended December 31, 1999

                                                           1999         1998
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Investment income net                                 $   138,754  $    43,891
 Realized loss on investments                                              (588)
 Net change in unrealized appreciation (depreciation)     (823,822)      67,187
                                                       -----------   ----------
  NET INC (DEC) IN NET ASSETS RESULTING FROM OPERATIONS   (685,058)     110,490

 Distributions to shareholders from investment inc, net   (138,402)     (43,303)
 Net capital share transactions                          1,946,510    1,632,528
                                                       -----------  -----------
  NET INCREASE IN NET ASSETS                             1,123,050    1,699,715

NET ASSETS, BEGINNING OF YEAR                            1,699,715
                                                       -----------  -----------

NET ASSETS, END OF YEAR                                $ 2,822,765  $ 1,699,715
                                                       ===========  ===========

                            NOTES TO FINANCIAL STATEMENTS

NOTE 1 SUMMARY - SIGNIFICANT ACCOUNTING POLICIES: NATURE OF OPERATIONS - The O'- Higgins Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The fol-lowing is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.
SECURITY VALUATIONS - The Fund values its securities, where market quotations are readily available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price. Short term investments are valued at cost.
FEDERAL INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore no fed-eral income tax provision is required.
DISTRIBUTIONS TO SHAREHOLDERS - The Fund intends to distribute to shareholders substantially all of its net investment income and net realized long-term capi-tal gains at year end.
ESTIMATES - The preparation of financial statements in conformity with generally accepted acccounting principles requires management to make estimates and as-sumptions that affect the reported amount of assets and liabilities and dis-closure of contingent assets and liabilities at the date of the financial state-ments and the reported amounts of income and expense during the reporting per-iod. Actual results could differ from these estimates.
OTHER - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend in-come is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Zero coupon bonds are amortized to investment income by the in-terest method. The amortization is included in the cost of investments in de-termining the net change in unrealized appreciation/depreciation on investments.
NOTE 2 CAPITAL SHARE TRANSACTIONS - As of December 31, 1999, the total par val-ue and paid in capital totaled $3,579,038.
  Transactions in capital stock were as follows:
                                        Year Ended          Period Jan. 30 to
                                    December 31, 1999       December 31, 1998
                                    Shares     Amount       Shares     Amount
                                  --------- -----------   --------- -----------
Shares sold                         286,319  $2,941,925     187,331 $ 2,006,993
Shares issued in reinvest of div     15,692     132,600       3,657      40,405
Shares redeemed                    (118,291) (1,128,015)   ( 37,150) (  414,870)
                                   --------  ----------   --------- -----------
Net increase                        183,720  $1,946,510     153,838 $ 1,632,528
                                   ========  ==========   ========= ===========

NOTE 3 INVESTMENTS - For the year ended December 31, 1999, purchases and sales of investment securities, U.S. Treasury Bonds, aggregated $1,971,470 and $0 re-spectively. The gross unrealized appreciation for all securities totaled $0 and the gross unrealized depreciation for all securities totaled $823,822 or a net unrealized depreciation of $823,822. The aggregate cost of securities for fed-eral income tax purposes at December 31, 1999 was $3,577,423.
The Fund had no realized transactions on investments for the year.


NOTE 4 INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS - The Fund has an investment advisory agreement with the Valley Forge Management Corp.,
(VFMC). The Fund has agreed to pay VFMC a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. For the year ended December 31, 1999, VFMC received $27,848 in investment advisory fees. Mr. Bernard Klawans is the sole owner, director and officer of VFMC and is also the president of the Fund.
VFMC has entered into a contract with FTC Limited, a company wholly owned by Michael B. O'Higgins, for use of his methodology to establish and maintain the Fund's investment portfolio. The contract gives FTC limited 50% of all manage-ment fees paid by the Fund in the form of a royalty and may be terminated only by mutual agreement by both parties.
NOTE 5 DISTRIBUTION TO SHAREHOLDERS - On December 31, 1999, a distribution of $.43 per share aggregating $138,402 was paid to shareholders of record on Decem-ber 31, 1999 from net investment income.

                              THE O'HIGGINS FUND
      FINANCIAL HIGHLIGHTS INFORMATION AND RELATED RATIOS/SUPLEMENTAL DATA For a share throughout each fiscal year since inception January 30, 1998

                                                               Period
                                         Year  Ended         January 30
                                         December 31             to
                                                             December 31

                                            1999                 1998

Net asset value, beginning of year        $11.05               $ 9.81


Income from investment operations:
Net investment income                       0.43               $ 0.32
Net security realized & unrealized gains   (2.69)                1.24
                                          ____________________________
Total from investmentr operations           8.34                11.37



Less distributions:
Dividends (from net investment income)      0.43                 0.32
Distributions (from capital gains)          0.00                 0.00
                                          ____________________________

Net asset value end of year               $ 8.36               $11.05
                                          ============================



Ratios to Average Net Assets:
Expenses                                   1.40%                0.00%
Net investment income                      4.60%                5.80%*



Suplemental data:
Net assets end of year in thousands       $2,823                $1,700
Total return                             (20.49)%               15.90%*
Portfolio turnover rate                    0.00%                10.00%










           * Annualized since the date of inception, January 30, 1998

   The accompaning notes are an integral part of these financial statements